AUGUST 8, 2019

SUPPLEMENT TO

HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2019, AS SUPPLEMENTED MAY 6, 2019

IMPORTANT NOTICE REGARDING NAME CHANGE AND CHANGE IN INVESTMENT POLICY

This Supplement contains new and additional information regarding the Hartford Environmental Opportunities Fund and should be read in connection with your Statutory Prospectus.

At a meeting held August 6-7, 2019, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. approved certain changes to the Hartford Environmental Opportunities Fund (the “Fund”) effective November 8, 2019 (“Effective Date”), as described below. A summary of the changes effective on the Effective Date is below:

1)	Change in the Name of the Fund and Investment Policy

The name of the Fund will be changed to Hartford Climate Opportunities Fund. The Fund currently has a non-fundamental policy to normally invest at least 80% of its assets in companies engaged in low carbon electricity, energy efficiency, low carbon transportation, and/or water and resource management, or otherwise involved in seeking to address environmental challenges and/or improve the efficiency of resource consumption (“80% Policy”). As of the Effective Date, the Fund will modify its 80% Policy to read as follows: “Under normal market conditions, the Fund invests at least 80% of its assets in securities of issuers that seek opportunities to address or benefit from climate change, which include but are not limited to companies classified as promoting clean and/or efficient energy, sustainable transportation, water and/or resource management, companies exhibiting low-carbon leadership and businesses that service such companies.”

2)	Change in the Principal Investment Strategies of the Fund

Under the heading “Hartford Environmental Opportunities Fund Summary Section – Principal Investment Strategy” in the above referenced Statutory Prospectus, the Fund’s principal investment strategy is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its objective by investing in securities of U.S. and foreign issuers, including non-dollar securities and securities of emerging market issuers. The Fund may invest in common and preferred stocks, convertible securities and warrants of companies of any market capitalization. The Fund focuses its investments on equity securities and equity related investments.

Under normal market conditions, the Fund invests at least 80% of its assets in securities of issuers that seek opportunities to address or benefit from climate change, which include but are not limited to companies classified as promoting clean and/or efficient energy, sustainable transportation, water and/or resource management, companies exhibiting low-carbon leadership and businesses that service such companies.

The Fund employs a “multi-manager” approach whereby portions of the Fund’s assets are allocated among sub-advisers. Hartford Funds Management Company, LLC (the "Investment Manager") is responsible for the management of the Fund and supervision of the Fund’s sub-advisers: Wellington Management Company LLP (“Wellington Management”), and Schroders, comprised of Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, “Schroders”). Each sub-adviser manages its segment of the Fund’s assets to correspond with its distinct investment style and strategy, as described below, in a manner consistent with the Fund’s investment objective, strategies, and restrictions. The Investment Manager may allocate assets from or towards each sub-adviser from time to time and may reallocate assets between the sub-advisers. Wellington Management and Schroders act independently of each other and each uses its own methodology for selecting investments.

Wellington Management: For its portion of the Fund, Wellington Management uses fundamental research and analysis to identify companies it believes represent attractive investments and also address environmental challenges and/or seek to improve the efficiency of resource consumption. In doing so, Wellington Management invests the Fund's assets in companies engaged in low carbon electricity, energy efficiency, low carbon transportation, water and resource management, and/or climate resilient infrastructure, or otherwise involved in seeking to address environmental challenges and/or improve the efficiency of resource consumption.

Although Wellington Management may invest the Fund's assets across different sectors and countries, including emerging market issuers, and has no limit on the amount it may invest in any single sector or country, it generally can be expected to emphasize investments in the utilities and industrial sectors, as these sectors tend to include companies that address environmental challenges and/or seek to improve the efficiency of resource consumption. Wellington Management generally expects to exclude companies that have significant exposure to fossil fuels. The Fund may invest in securities of issuers of any market capitalization, including mid-capitalization and small-capitalization securities.

Wellington Management’s segment of the Fund is not explicitly screened for socially responsible issuers, but Wellington Management considers environmental, social, and governance (ESG) factors as part of its investment process, and the approach excludes major fossil fuel companies.

Schroders: For its portion of the Fund, Schroders seeks to exploit opportunities in the securities of companies that it believes have already recognized threats posed by climate change and are embracing these challenges ahead of their peers, companies that form part of the solution to problems arising from climate change or companies that seek to benefit from efforts to accommodate or limit the impact of global climate change. These companies can typically be classified belonging to one or more themes related to climate change, including clean energy, energy efficiency, environmental resources, sustainable transportation, and low carbon leaders.

Schroders relies on a fundamental, research-driven, bottom-up approach to identify issuers it believes will benefit from efforts to accommodate or limit the impact of global climate change and have the potential for capital growth. Schroders considers factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, whether a company has proprietary advantages, and certain ESG criteria. Schroders excludes major fossil fuel companies from its investment universe. Although Schroders may invest the Fund's assets across different sectors and countries, including emerging market issuers, and has no limit on the amount it may invest in any single sector or country, it generally can be expected to emphasize investments in the industrial sectors, as this sector tends to include companies that are beneficiaries of efforts to mitigate or adapt to the impact of climate change.

3)	Update to the Principal Risks of the Fund

Under the heading “Hartford Environmental Opportunities Fund Summary Section – Principal Risks” in the above referenced Statutory Prospectus, “Multi-Manager Risk” will be added as a principal risk of the Fund, and “Sustainable and Environmentally Responsible Investment Risk” will be deleted and replaced with “Sustainable, Environmentally Responsible and Climate Change Focus Investment Risk.” A description of each risk is below.

Multi-Manager Risk - The Fund’s performance depends on the ability of the Investment Manager in selecting, overseeing, and allocating Fund assets to the sub-advisers. The sub-advisers’ investment styles may not be complementary. Wellington Management and Schroders make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that one sub-adviser may purchase an investment for the Fund at the same time that the other sub-adviser sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that the sub-advisers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.

Sustainable, Environmentally Responsible and Climate Change Focus Investment Risk - The application of the Fund’s sustainability, environmentally responsible and climate change focus investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor with the market. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, as well as on political support for certain environmental initiatives and developments affecting companies focused on sustainable energy and climate change solutions generally. In addition, under certain market conditions, the Fund may underperform funds that invest in a broader array of investments. The Fund’s exclusion of investments in companies with significant fossil fuel exposure, in particular, may adversely affect the Fund’s relative performance at times when such investments are performing well.

4)	Update to the Investment Sub-Advisers and Portfolio Managers to the Fund

The Board approved the appointment of SIMNA as a sub-adviser and SIMNA Ltd. as the sub-sub-adviser to its portion of the Fund. Wellington Management will continue to sub-advise its portion of the Fund’s assets.

Accordingly, under the heading “Hartford Environmental Opportunities Fund Summary Section – Management,” in the above referenced Statutory Prospectus, the paragraph above the portfolio manager table and the portfolio manager table itself are deleted and replaced with the following.

Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-advisers are Wellington Management and Schroder Investment Management North America Inc. (“SIMNA”). The Fund’s sub-sub-adviser is Schroder Investment Management North America Limited (“SIMNA Ltd.”, together with SIMNA, “Schroders”).

Portfolio Manager	Sub-Adviser	Title	Involved with Fund Since
Alan Hsu	Wellington Management	Managing Director, Global Industry Analyst, and Equity Portfolio Manager	2016
G. Thomas Levering	Wellington Management	Senior Managing Director and Global Industry Analyst	2016
Simon Webber, CFA	Schroders	Portfolio Manager	2019

5)	Restate Portfolio Turnover

The last sentence of the paragraph under the heading “Hartford Environmental Opportunities Fund Summary Section – Portfolio Turnover,” in the above referenced Statutory Prospectus, is deleted in its entirety and replaced with the following:

During the fiscal year ended October 31, 2018, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

6)	Updates to the Additional Information Regarding Investment Strategies and Risks for the Fund

a.	Under the heading “Additional Information Regarding Investment Strategies and Risks – Environmental Opportunities Fund” in the above referenced Statutory Prospectus, the information for the Fund is deleted in its entirety and replaced with the following:

CLIMATE OPPORTUNITIES FUND

The Fund’s sub-advisers, Wellington Management and Schroders, select investments among those companies that they expect will seek opportunities to address or benefit from climate change, which include but are not limited to companies classified as promoting clean and/or efficient energy, sustainable transportation, and water and/or resource management, companies exhibiting low-carbon leadership, and businesses that service such companies. Each of Wellington Management and Schroders acts independently of the other and uses its own fundamental research and analysis as the basis for selecting investments. This fundamental analysis considers a company’s political/regulatory environment, quality of management, industry and business segment exposure to climate change, and competitive dynamics to assess the company’s ability to create value and sustain a competitive advantage from the effects of global climate change. Furthermore, a company’s balance sheet and income statement are examined to determine the quality and stability of the company’s earnings and the potential for those earnings to grow. Each sub-adviser may also consider the research provided by industry/sector analysts who provide in-depth company analysis by sector coverage, in addition to other resources and tools.

The Fund invests in global stocks of all market capitalizations, particularly those that seek to address or benefit from the effects of climate change, aiming to outperform the broader global markets over the long term. In pursuit of its principal investment strategy, the Fund’s sub-advisers may also invest in fixed income securities, including “green bonds,” which are debt instruments issued to finance projects that aim to preserve, protect or remediate air, water or soil, or help mitigate climate change. The Fund’s sub-advisers may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts, futures and options, and similar derivatives instruments. The Fund may also invest in other investment companies (including exchange traded funds), real estate investment trusts (REITs), exchange traded notes, depositary receipts, and restricted securities.

b.	Under the heading “Additional Information Regarding Investment Strategies and Risks – Foreign and Emerging Market Investments” in the above referenced Statutory Prospectus, the information on Foreign and Emerging Market Investments is deleted in its entirety and replaced with the following:

Foreign and Emerging Market Investments

Unless stated otherwise in a Fund's principal investment strategy, investments are deemed to be “foreign” (a) if an issuer’s domicile or location of headquarters is in a foreign country or (b) it is a foreign currency. With respect to the Schroders’ segment of the Climate Opportunities Fund, it will consider an issuer to be located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if it is determined that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country.

With respect to the Fund’s assets that are sub-advised by Wellington Management and unless stated otherwise in a Fund's principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. Unless stated otherwise in a Fund's principal investment strategy, investments are deemed to be “emerging” (a) if an issuer’s domicile or location of headquarters is in an emerging market; or (b) it is an emerging market currency.

With respect to Schroders’ segment of the Climate Opportunities Fund, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies), (2) having per capita income in the low to middle ranges, as determined by the World Bank, or (3) the Fund’s benchmark index provider designates as emerging. Emerging market countries also include countries that Schroders considers to be emerging market countries based on its evaluation of their level of economic development or the size and experience of their securities markets.

7)	Update to the More Information About Risks for the Fund

Under the heading “More Information About Risks” in the above referenced Statutory Prospectus, the following changes are made to the risk table with respect to the Fund: “Multi-Manager Risk” is added to the table and checked off as a principal risk. The description for Multi-Manager Risk is described below. In addition, the description of “Sustainable and Environmentally Responsible Investment Risk” is deleted and replaced with the following:

Multi-Manager Risk - The Fund’s performance depends on the ability of the Investment Manager in selecting, overseeing, and allocating Fund assets to the sub-advisers. The sub-advisers’ investment styles may not be complementary. The sub-advisers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that one sub-adviser may purchase an investment for the Fund at the same time that the other sub-adviser sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that the sub-advisers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.

Sustainable, Environmentally Responsible and Climate Change Focus Investment Risk - The application of a Fund’s sustainability and environmentally responsible and climate change focus investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor with the market. Certain companies focused on sustainable energy and climate change solutions maybe dependent on, and significantly affected by, developing technologies, short product life cycles, competition from new market entrants, fluctuations in energy prices and supply and demand of alternative energy sources. These companies also may be dependent on the government policies of U.S. and foreign governments, including tax incentives and subsidies, as well as on political support for certain environmental initiatives. In addition, under certain market conditions, a Fund may underperform funds that invest in a broader array of investments. A Fund’s exclusion of investments in companies with significant fossil fuel exposure, in particular, may adversely affect the Fund’s relative performance at times when such investments are performing well.

8)	Information about the New Sub-Advisers to the Fund

Under the heading “The Investment Manager and Sub-Adviser – The Investment Sub-Adviser” in the above referenced Statutory prospectus, the following information is added:

With respect to the Hartford Climate Opportunities Fund, SIMNA serves as the Fund’s sub-adviser and SIMNA Ltd. serves as the Fund’s sub-sub-adviser. SIMNA and SIMNA Ltd. perform the daily investment of the assets for their segment of the Fund. SIMNA Ltd., an affiliate of SIMNA, serves as sub-sub-adviser pursuant to a sub-sub-advisory agreement with SIMNA. SIMNA (itself and its predecessors) has been an investment manager since 1962, and also serves as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, SIMNA’s ultimate parent, is a global asset management company with approximately $565.5 billion under management as of June 30, 2019. Schroders plc and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets. SIMNA’s address is 7 Bryant Park, New York, New York 10018. SIMNA Ltd.’s address is 31 Gresham Street, London EC2V 7QA.

9)	Information about the New Portfolio Manager to the Fund

Under the heading “The Investment Manager and Sub-Adviser – Portfolio Managers – Environmental Opportunities Fund” in the above referenced Statutory prospectus, the following information is added:

Simon Webber, CFA, Portfolio Manager and Lead Portfolio Manager for Global and International Equities of Schroders, has served as portfolio manager of the Fund since 2019. He joined Schroders as a research analyst in 1999 and has managed Schroders Global Climate Change strategy since 2007.

10)	Information about the Investment Manager and Sub-Advisers

a.	Under the heading “The Investment Manager and Sub-Adviser – Management Fee” in the above referenced Statutory prospectus, the first paragraph is deleted in its entirety and replaced with the following:

MANAGEMENT FEE. Each Fund pays a monthly management fee to the Investment Manager as set forth in its investment management agreement at an annual rate based on the Fund’s average daily net asset value. The Investment Manager pays a sub-advisory fee to one or more sub-advisers out of its management fee. Pursuant to a sub-sub-advisory agreement between SIMNA and SIMNA Ltd., SIMNA pays a fee to SIMNA Ltd. out of the sub-advisory fees received from the Investment Manager for the Hartford Climate Opportunities Fund. For the fiscal year ended October 31, 2018, each Fund, except the Global Impact Fund, paid the Investment Manager the following effective management fee as a percentage of average daily net assets:

b.	Under the heading “The Investment Manager and Sub-Adviser – Management Fee” in the above referenced Statutory prospectus, the third paragraph is deleted in its entirety and replaced with the following:

A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for each Fund with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and Wellington Management for each Fund that engages a sub-adviser, is available in such Fund’s annual report to shareholders for the fiscal year ended October 31, 2018. A discussion regarding the basis for the Master Portfolio’s Board of Trustees’ approval of its investment management agreement for the Master Portfolio, as well as the investment sub-advisory agreement between the Investment Manager and the Master Portfolio’s sub-adviser, is available in the Master Portfolio’s annual report to shareholders for the fiscal year ended October 31, 2018. A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for each Fund with the Investment Manager, as well as each investment sub-advisory agreement for each Fund and the sub-sub-advisory agreement for Hartford Climate Opportunities Fund, will be available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2019.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7494	August 2019